NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

This Prospectus does not constitute an offer in any state or jurisdiction in which, or to any person to whom, the Fund may not lawfully make such an offer.


                          [LOGO OF M.S.B. FUND, INC.]


                                   PROSPECTUS
                               ------------------
                                  May 1, 1999
                               ------------------

                                 A NO-LOAD FUND

                               ------------------


                             Investment Objective:
                          LONG-TERM GROWTH OF CAPITAL



                        You should read this Prospectus
                      and retain it for future reference.

CONTENTS

                                         PAGE
Key Points............................      2
Performance Summary...................      3
Fees and Expenses of the Fund.........      4
Investment Objective and Strategies...      5
Principal Risks.......................      5
Share Price -- Net Asset Value........      6
Purchase of Fund Shares...............      6
Share Purchase Options................      8
Redeeming Shares......................     10
Understanding Performance.............     13

                                         PAGE
Dividends, Distributions and Federal
  Income Tax Status...................     13
Portfolio Management..................     14
Administrator, Transfer Agent,
  Dividend Paying Agent and
  Custodian...........................     15
Distributor...........................     15
Financial Highlights..................     15
Additional Information and Shareholder   Back
  Inquiries...........................  Cover

                            ------------------------

                                   KEY POINTS

GOAL AND PRINCIPAL STRATEGIES: The Fund's investment objective is to achieve long-term growth of capital for its shareholders. The Fund seeks to achieve this objective by investing in a diversified portfolio of equity securities, consisting primarily of securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of its Investment Adviser. The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-capitalization companies, i.e., companies with a market capitalization in excess of $5 billion. There is no assurance that the Fund in fact will achieve this objective.

RISKS: All investments in equity mutual funds, like the Fund, involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money. Below is a summary of the principal risk factors for the Fund.

     - MARKET AND INVESTMENT RISKS. The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio. Declines are possible in the overall stock market or in the particular securities or types of securities held by the Fund, and it is possible to lose money as a result of your investment.

     - PORTFOLIO MANAGEMENT RISKS. The Investment Adviser's skill will affect the ability of the Fund to achieve its investment objective. The strategies employed by the Fund may not match the performance of other strategies at different times or under different market or economic conditions. Accordingly, the Fund's performance for any period may differ from the performance of the overall market or from other investments that may be available to you.

INVESTMENTS NOT INSURED OR GUARANTEED: An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              PERFORMANCE SUMMARY

     The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year over a 10-year period and by showing how the Fund's average annual returns for one-, three-, five-, and ten-years compare to those of a broad-based securities market index. All returns assume reinvestment of dividends. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

          YEAR-BY-YEAR TOTAL RETURNS (AS OF DECEMBER 31 OF EACH YEAR)

PERFORMANCE GRAPH

                                      YEAR-BY-YEAR TOTAL RETURNS
                                   (AS OF DECEMBER 31 OF EACH YEAR)
                                   --------------------------------
1989                                            28.06%
1990                                            (7.40)
1991                                            16.97
1992                                            10.66
1993                                            20.64
1994                                            (1.70)
1995                                            24.97
1996                                            21.16
1997                                            28.88
1998                                            31.45

Best Quarter:     4th Quarter, 1998   +22.56%
Worst Quarter:    3rd Quarter, 1990   -16.93%

                          AVERAGE ANNUAL TOTAL RETURNS

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                      ------    -------    -------    --------
M.S.B. Fund, Inc...................   31.45%    27.09%     20.32%       16.66%
S&P 500 Index*.....................   28.58%    28.23%     24.06%       19.21%

---------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the Fund's returns, index returns do not reflect any fees or expenses.

                         FEES AND EXPENSES OF THE FUND

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)..........    NONE+
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
  Management Fees...................................................    0.75%*
  Distribution or Service (12b-1) Fees..............................     NONE
  Other Expenses....................................................    0.64%
     Administration, Transfer Agent and Custodian Fees......   0.26%*
     Professional and Directors' Expenses...................   0.22%
     Insurance, Printing and Miscellaneous Expenses.........   0.16%
  Total Annual Fund Operating Expenses..............................    1.39%*

---------------

+ For shareholders who elect to have redemption proceeds of $5,000 or more wired to their brokerage account or a commercial bank account, there will be a $7.50 bank wire charge.

* The preceding table is based on expenses incurred during the fiscal year ended December 31, 1998, without giving effect to expense limitations that were in effect during the year under the Fund's investment advisory agreement and fee waivers by the Fund's Administrator and Transfer Agent, and are expressed as a percentage of the Fund's average net assets. If the effect of these expense limitations and fee waivers were included, the Management Fees in the table would have been 0.73%, the Administration, Transfer Agent and Custodian Fees in the foregoing table would have been 0.21%, and Total Annual Fund Operating Expenses would have been 1.32%. The Fund's investment advisory agreement does not provide for any expiration of the expense limitation. The Administrator and Transfer Agent have contractually agreed to continue the fee waivers through May 18, 2000.

EXAMPLE

     This Example may help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested and the Fund's operating expenses described in the preceding table remain the same as a percentage of net assets.* Based on these assumptions your costs would be:


    1 YEAR     3 YEARS     5 YEARS     10 YEARS
    -------    --------    --------    --------
     $142        $440        $761       $1,669

---------------

* If the effect of expense limitations and fee waivers that were in effect during the year were reflected in the Example, the expenses paid for the one-, three-, five- and ten-year periods would have been $134, $418, $723 and $1,590, respectively.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to achieve long-term growth of capital for its shareholders. The Fund is designed as an investment vehicle for value-oriented investors who want to see their capital grow over the longer term and who are willing to take moderate risks to achieve that goal. There is no assurance that the Fund will, in fact, achieve its objective.

     The Board of Directors may change the Fund's investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in equity securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of its Investment Adviser.

     The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-capitalization companies, i.e., companies with a market capitalization in excess of $5 billion. The Fund may invest up to 25% of its assets in equity securities of smaller companies. The equity securities in which the Fund may invest also include common stocks that do not pay dividends.

     Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in equity securities. However, if the Fund's Investment Adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund's investment objective.

     To a limited extent, the Fund also may engage in other investment practices.

     More information about the Fund's investments and strategies is provided in the Statement of Additional Information.

PRINCIPAL RISKS

     All investments in equity mutual funds, like the Fund, involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     The principal risk factors for the Fund are discussed below. Before you invest, please make sure you understand the risks that apply to your investment.

MARKET AND INVESTMENT RISKS

     The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio so that your shares, when redeemed, may be worth more or less than their original cost. Declines are possible in the overall stock market or in the particular securities or types of securities held by the Fund, and it is possible to lose money as a result of your investment.

     The Fund may invest up to 25% of its assets in the securities of companies with a market capitalization of less than $5 billion. These companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than the securities of larger companies.

     Investments in mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO STRATEGY

     The Investment Adviser's skill in choosing appropriate investments for the Fund will affect the ability of the Fund to achieve its investment objective, and the investment strategies employed by the Fund may not match the performance of other strategies at different times or under different market or economic conditions. Accordingly, the

Fund's performance for any period may differ from the performance of the overall market or from other investments that may be available to you.

YEAR 2000 RISKS

     Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 or correctly process certain other dates after 1998 because of the way dates are encoded. These difficulties are referred to generally as the "Year 2000" issue. The Fund depends primarily on its Investment Adviser, Administrator, Transfer Agent and Custodian for operational activities and, accordingly, is dependent on the proper functioning of the computer systems used by them and by their vendors and service providers. The Fund could be adversely affected if the computer systems used by the Fund's Investment Adviser, Administrator, Transfer Agent or Custodian or other vendors or service providers do not properly process and calculate date-related information from and after January 1, 1999. Such an event could have a negative impact on the handling of securities trades, payments of dividends, pricing, processing of investments and redemptions and other accounting services, among other activities.

     Although the Fund's Investment Adviser, Administrator, Transfer Agent and Custodian have been actively working on changes to their computer systems to address potential problems and believe that their systems will be Year 2000 compliant when required, there is no assurance that the Year 2000 issue will not result in service disruptions that could have a negative impact on the operations of the Fund.

     The Year 2000 issue affects practically all companies, organizations and markets, including companies in which the Fund invests and the markets in which they trade. At this time no one knows precisely what the degree of impact of the Year 2000 issue will be. To the extent that the impact on an investment held by the Fund or on the securities markets or the economy is negative, it could seriously affect the Fund's investment performance.

SHARE PRICE -- NET ASSET VALUE

     The price of the Fund's shares is also referred to as their net asset value or NAV. The net asset value per share of the Fund is determined by computing the total value of all securities and other assets of the Fund, subtracting all of its liabilities and then dividing by the total number of shares of the Fund outstanding:

Net Asset Value =  Total Assets - Liabilities
                   --------------------------
                        Number of Shares
                          Outstanding

     The Fund determines net asset value per share of the Fund as of 4:00 P.M., New York time. Shares will not be priced on days on which the New York Stock Exchange is closed for trading.

     The Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable.

PURCHASE OF FUND SHARES

     You purchase shares at the Fund's next-determined net asset value after the Fund receives your order to purchase. Except for orders by institutional investors that elect next-day settlement, all orders must be accompanied by a check or other form of payment. The Fund will not accept non-institutional orders without payment. Orders to purchase shares are not binding on the Fund until accepted by the Fund. The Fund reserves the right to reject any purchase order.

     As an M.S.B. Fund shareholder, you pay no shareholder transaction fees, such as sales loads, redemption fees or exchange fees, when purchasing or redeeming shares.

INITIAL AND SUBSEQUENT PURCHASES

     To make an investment in the Fund, follow the instructions provided on page 8 under the heading "Share Purchase Options." An Account Application may be obtained separately from the Fund by calling 800-982-1846.

     You receive a Confirmation Notice from the Fund confirming each share purchase. Each Confirmation Notice includes a detachable order form which you may use to make additional purchases of shares.

     Subsequent purchases also may be made by telephone.

AUTOMATIC INVESTMENT PLAN

     You may make automatic periodic investments in the Fund by authorizing the Fund's Transfer Agent to withdraw funds from your bank account. If you desire to participate in the Automatic Investment Plan, complete Sections 4 and 7 of the application, which may be obtained separately from the Fund by calling 800-982-1846, and mail it to the Fund. Allow up to one month for processing of the application.

TAX-SHELTERED RETIREMENT PLANS

     The Fund offers certain tax-sheltered retirement plans through which you may purchase shares, including traditional, SEP, Roth and Education IRAs. Call the Fund at 800-982-1846 to obtain the appropriate forms.

PAYROLL DEDUCTION PLANS

     A number of employers make purchases of M.S.B. Fund shares available to their employees by means of payroll deductions. Contact your employer for information about the availability of a payroll deduction plan.

NEXT-DAY SETTLEMENT OPTION FOR INSTITUTIONAL INVESTORS

     The Fund makes available a next-day settlement option for institutional investors, including but not limited to banks, savings associations, trust companies, broker-dealers and other institutions, whether acting for themselves or their customers. Next-day settlement permits an institution to place an order by telephone or fax to purchase Fund shares at the net asset value per share next determined after receipt of the order to purchase and to deliver payment for the order by wire transfer the following business day.

     To use the next-day settlement option, follow the instructions on page 8 under the heading "Share Purchase Options." You may obtain telephone transaction authorization forms needed to activate next-day settlement by calling the Fund at 800-661-3938.

     Institutional investors may submit purchase orders by telephone for their initial investment in the Fund or any subsequent investment.

     A purchase order for next-day settlement is binding upon the investor. If the Fund must cancel your order because payment was not timely received, you will be responsible for the difference between the price of the shares when ordered and the price of the shares when the order is canceled, and for any fees or other losses and expenses incurred by the Fund. The Fund may redeem shares from your account in an amount equal to the amount of the difference in share price and the fees and other losses and expenses incurred, if any, and may retain the proceeds of the redemption in satisfaction of your liability to the Fund. You will continue to be responsible for any deficiency. In addition, the Fund may prohibit or restrict you from electing next-day settlement in the future or from making future purchases of the Fund's shares.

     Any funds received by the Fund in respect of a canceled purchase order will be returned upon instructions from the sender without any liability to the Fund, the Investment Adviser, the Distributor or the Custodian. If it is not possible to return the funds the same day, you will not have use of the funds until the next business day when it is possible to effect the return payment. The Fund reserves the right to reject any purchase order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     You may elect to have dividends and capital gains distributions of the Fund, when paid, reinvested in shares of the Fund at the net asset value per share determined at the close of business on the ex-dividend date. The Fund will so reinvest dividends and capital gains distributions unless you state a contrary intention in the space provided for that purpose in the Account Application. You may change an election at any time prior to a record date for a dividend or distribution by notifying the Fund in writing.

                             SHARE PURCHASE OPTIONS

                   INITIAL PURCHASE                        SUBSEQUENT INVESTMENT
                   ----------------                        ---------------------
MINIMUM            $250 ($50 for investors enrolling in    $50 ($25 for investments through the
INVESTMENT         the Automatic Investment Plan)          Automatic Investment Plan)

BY MAIL OR         Complete and sign the application.      Make your check payable to "M.S.B.
OVERNIGHT COURIER  Make your check payable to "M.S.B.      Fund, Inc." and send it to the address
                   Fund, Inc." and send the completed      at the left. Put your name, address
                   application and check to:               and M.S.B. Fund account number on your
                                                           check. Subsequent investment forms
                   By Mail:     M.S.B. Fund, Inc.          will be included with each shareholder
                                 c/o PFPC Inc.             statement for your convenience.
                                 P.O. Box 8905             Alternatively, include a note giving
                                 Wilmington, DE            your M.S.B. Fund account number, your
                                 19899-8905                name and your address.
                   By Courier:  M.S.B. Fund, Inc.
                                 c/o PFPC Inc.
                                 400 Bellevue Parkway
                                 Wilmington, DE 19809

BY TELEPHONE       Telephone transactions may not be used  If you want to make telephone
                   for initial purchases, unless the       transactions, call 800-661-3938 to
                   investor is an institution. If you      request an authorization form to set
                   want to make telephone transactions,    up your account for this feature. All
                   call 800-661-3938 to request an         purchases made by telephone must be
                   authorization form to set up your       paid by wire transfer.
                   account for this feature. All
                   purchases made by telephone must be
                   paid by wire transfer.

WIRE INSTRUCTIONS  First, call 800-661-3938 to notify the  Please carefully follow instructions
                   Fund that you intend to purchase        at left and include the following
                   shares by wire and to verify wire       information:
                   instructions. Then, wire funds care of
                   PNC Bank, N.A., Philadelphia, PA        Shareholder Account #______________
                                                           Shareholder Name/Registration
                   ABA#: 031000053                         Taxpayer Identification Number.
                   Credit: BNF M.S.B. Fund
                   DDA#8610304163
                   Further credit: (Shareholder Name and
                                   Account Number)

                   INITIAL PURCHASE                        SUBSEQUENT INVESTMENT
                   ----------------                        ---------------------
INSTITUTIONAL      1. Open an account by submitting a      Follow the directions to the left.
INVESTORS --       completed Account Application by mail
NEXT-DAY           or overnight courier. Authorize
SETTLEMENT         telephone transactions on an
                   authorization form available from the
                   Fund.

                   2. Notify the Fund by calling 800-661-
                   3938 that you desire to purchase
                   shares with next-day settlement.

                   3. Submit an order to purchase shares
                   either by fax or telephone, indicating
                   the amount of the investment or the
                   number of shares you desire to
                   purchase. Be sure to indicate on the
                   order that next-day settlement is
                   sought. If you are submitting the
                   purchase order by fax, transmit the
                   fax to 302-791-4088.

                   4. Wire funds using the wire
                   instructions above. Immediately
                   available funds must be received by
                   4:00 P.M. New York City time on the
                   next business day after the order is
                   submitted or the order will be
                   canceled.

AUTOMATIC          Complete Sections 4 and 7 of the        Follow the directions to the left.
INVESTMENT PLAN    Account Application which may be
                   obtained separately from the Fund.
                   Send the completed application and a
                   voided personal check to the Fund at
                   the address provided on page 8 for
                   delivery by mail or overnight courier.
                   Allow up to one month for processing
                   of your application.

PAYROLL DEDUCTION  See your employer for information.      See your employer for information.
PLANS

TO OBTAIN ACCOUNT  Call the Fund at 800-982-1846.          Call the Fund at 800-982-1846.
APPLICATIONS AND
OTHER FORMS

SHARE CERTIFICATES

     The Fund will not issue certificates representing the Fund's shares unless you make a request in writing directly to the Fund's Administrator or to an account representative of an eligible broker-dealer, bank or other financial intermediary. Wire and telephone redemptions of shares held in certificate form are not permitted.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES

     You may also purchase shares of the Fund through authorized broker/dealers or other financial intermediaries such as banks, 401(k) plans, financial advisers and financial supermarkets. These parties may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers' accounts following timely redemptions made in accordance with their customer agreements and this Prospectus.

REDEEMING SHARES

     You may withdraw any part of your account at any time by redeeming shares (subject to the conditions and limited exceptions described below). You may make redemption requests in writing or by telephone if you have elected the telephone redemption option. If share certificates were issued to you for the shares to be redeemed, the share certificates must accompany the redemption request. Procedures for redeeming shares are described below.

     Shares are redeemed at their net asset value per share next determined after receipt by the Fund of the request for redemption and all other necessary documentation.

     The Fund may refuse to honor a request for redemption until any check delivered in payment for the purchase of the shares being redeemed has cleared.

WRITTEN REDEMPTION REQUESTS

     To be in good order, written redemption requests must be signed exactly as the account is registered by all persons in whose names the account is held and must include the following information and documents:

-  the account number from which shares are to be redeemed,

-  the dollar value or number of shares to be redeemed,

-  the address the redemption proceeds should be mailed to,

-  the shareholder's daytime phone number,

-  the signatures of all account owners exactly as registered on the account,

-  signature guarantees (if required, as
   described below under the heading "Signature Guarantees"),

- any supporting legal documentation that may be required in the event of the death or incapacity of a shareholder,

-  any certificates you are holding for the shares being redeemed.

     You should direct redemption requests to M.S.B. Fund, Inc., c/o PFPC Inc., P.O. Box 8905, Wilmington, DE 19899-8905. Redemption requests sent by overnight courier should be sent to M.S.B. Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19899.

SIGNATURE GUARANTEES

     Except for redemption requests by 401(k) plan omnibus accounts and redemptions by institutional investors, redemption requests that are greater than $10,000 require signature guarantees. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. The types of signature guarantees that are required are described below.

AMOUNT OF
REDEMPTION       TYPE OF SIGNATURE GUARANTEE REQUIRED
----------       ------------------------------------
$10,000-$25,000  Signatures must be guaranteed by a
                 domestic bank or trust company,
                 broker-dealer, clearing agency,
                 credit union or savings association
                 (a "Qualified Guarantor").

OVER $25,000     Signatures must be guaranteed by a
                 Qualified Guarantor that is a
                 participant in a medallion program
                 (described below) recognized by the
                 Securities Transfer Association.
REDEMPTIONS BY
401(K) PLAN
OMNIBUS
ACCOUNTS OR BY
INSTITUTIONAL
INVESTORS        Signature guarantee not required.

     The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).

     Signature guarantees by a Qualified Guarantor also are required if:

- the proceeds of the redemption are to be paid to a person other than the record owner,

- the proceeds are to be sent to an address other than the address on the records of the Fund's Transfer Agent,

- the redemption request is received within thirty (30) days after the Transfer Agent has been notified of an address change.

     The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

TELEPHONE REDEMPTIONS

     The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling the Fund at 800-661-3938. In order to use this service, you must elect to do so on your application or complete a separate authorization form supplied by the Fund.

     Telephone redemptions must be in amounts of $500 or more. Instructions must include your M.S.B. Fund account number and the dollar amount or number of shares to be redeemed. Checks issued must be made payable to the owner of record and may be mailed only to the address of record.

     Telephone redemption requests are not available:

-  for retirement account shares,

-  for shares purchased within 15 days prior to the redemption request,

-  for shares for which share certificates have been issued or

- if an address change has been made for the account within 60 days prior to the telephone redemption request.

     The Fund does not restrict institutional investors as to the frequency or the maximum dollar amount of redemptions that they can make by telephone.

     If there are multiple account owners, the Fund may rely on the telephone instructions of only one owner.

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor the Fund's Administrator or Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine, and the investor will bear any loss. The Fund may record all calls.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Shares may be redeemed by mail if you are unable to contact the Fund by telephone.

ADDITIONAL INFORMATION CONCERNING REDEMPTIONS

     Wiring of Redemption Proceeds. An individual shareholder who holds Fund shares in non-certificate form may elect to have redemption proceeds of $5,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. The bank wire charge for this service is $7.50. The Fund does not restrict institutional buyers as to the minimum or maximum amount of redemption proceeds that may be transmitted to them by wire transfer.

     Redemption of IRA or Retirement Plan Accounts. If you desire to redeem shares held in an IRA or other retirement plan account, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

     Broker-Dealers. You also may redeem Fund shares through broker-dealers who are holding shares on your behalf and have made arrangements with the Fund permitting redemptions by telephone or fax transmission. These broker-dealers may charge a fee for this service.

EXCEPTIONS TO OBLIGATION TO REDEEM

     Redemptions may be suspended, and the date of payment postponed, if:

-  trading on the New York Stock Exchange is suspended or restricted,

- an emergency makes determination of net asset value or disposition of portfolio securities not reasonably practicable, or

- the Securities and Exchange Commission by order permits suspension for the protection of shareholders.

     Requests for redemption received during a period when the right to redeem is suspended may be withdrawn at any time until redemptions are recommenced.

REDEMPTION IN KIND

     The Fund reserves the right to make a "redemption in kind"-- payment in portfolio securities rather than cash -- if the amount you are redeeming in any 90-day period is large enough to effect Fund operations (i.e., if it represents more than $250,000 or 1% of the Fund's assets). The Statement of Additional Information contains supplementary details concerning redemption in kind.

AUTOMATIC WITHDRAWAL PLAN

     You may elect to participate in an Automatic Withdrawal Plan which will enable you to withdraw cash systematically from your investment in the Fund without the necessity of submitting a redemption order each time a redemption of shares is to be made. The redemption of shares under the Automatic Withdrawal Plan will reduce and may eventually eliminate all shares held in your account.

     Under the Automatic Withdrawal Plan, you may have payments made to you either monthly or quarterly. In addition, you may request either payment of a fixed dollar amount (through the redemption of sufficient shares on the redemption date) or the redemption of a specified number of shares. If you designate the redemption of a specified number of shares and not a fixed dollar amount, the actual cash payments received will vary according to the net asset value of your shares on the redemption date.

     Under the Automatic Withdrawal Plan, you may not redeem shares for which share certificates have been issued. If you elect to participate in the Automatic Withdrawal Plan, all income dividends and capital gain distributions payable to you will be reinvested in Fund shares regardless of previous instructions which you may have given to the Fund.

     Either you or the Fund may terminate the Automatic Withdrawal Plan by giving at least 30 days' written notice at any time.

     Additional information regarding the Automatic Withdrawal Plan and applications are available from the Fund upon request.

REDEMPTION AT THE OPTION OF THE FUND

     If the value of the shares in your account is less than $250, and you are not enrolled in the Automatic Investment Plan, the Fund may notify you that, unless you bring the account up to $250 in value, the Fund will redeem all shares and close your account. The Fund will give you forty-five days after it sends the notice to bring your account up to $250 before it takes any action. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption will not apply if the value of your account drops below $250 solely as the result of market action.

     The Fund reserves the right to do this because of the expense to the Fund, in relation to the size of the investment, of maintaining small accounts.

UNDERSTANDING PERFORMANCE

     From time to time the Fund reports performance information in the form of total return and average annual total return. See, for example, "Performance Summary" at page 3 of this Prospectus. Total return shows the change in the value of an investment in the Fund over a specified period of time (such as one, three, five or ten years), assuming reinvestment of all dividends and distributions and after deduction of all applicable charges and expenses. The Fund's average annual total return represents the annual compounded growth rate that would produce the total return achieved over the period. The performance information reported by the Fund does not take into account any federal or state income taxes that you may pay.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX STATUS

DIVIDEND POLICY

     The Fund pays dividends of net investment income, if any, annually. The Fund usually makes distributions of net long-term capital gains, if any, realized during a fiscal year in December of that fiscal year.

     The Fund's dividend distribution will vary with the amount of dividend and other investment income received, and the expenses incurred, by the Fund. In periods of relatively low dividend and interest rates, the Fund's dividend and interest income may not exceed the Fund's expenses, so that dividend distributions may not occur or may be low.

TAX STATUS; TREATMENT OF DIVIDENDS, DISTRIBUTIONS, GAINS AND LOSSES

     Tax Status of the Fund. The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to distribute all of its net investment income and capital gains to shareholders. Assuming that it is so qualified and makes such distributions, the Fund will not be subject to federal income tax on the net investment income and capital gains distributed. If the Fund failed to qualify as a regulated investment company or failed to meet certain 90% distribution requirements, it would be taxed as an ordinary corporation. Even if it meets these qualifications, if the Fund did not distribute 98% of its ordinary income and 98% of its capital gain net income, it would be subject to a non-deductible 4% excise tax on the amount required to be but not distributed.

     Taxation of Dividends and Distributions. All distributions received by a shareholder will be taxable to the shareholder, either as ordinary income or capital gains, whether or not the distributions are reinvested in additional shares of the Fund and regardless of the length of time the shareholder has owned his shares. Shareholders that are tax-exempt entities will not be subject to tax on distributions by the Fund. The Fund expects that its distributions will consist primarily of long-term capital gains. However, increases in the Fund's portfolio turnover rate may cause the Fund to realize an increased level of short-term gains.

     Dividends from the net long-term capital gains of the Fund will be taxable as long-term capital gains to shareholders, regardless of the length of time a shareholder has owned his shares. Long-term capital gain distributions received by shareholders that are individuals generally are taxed at a maximum tax rate of 20%. Net long-term capital gains received by corporate shareholders are taxed at the same rates as ordinary income.

     Dividends paid out of the net investment income and short-term capital gains of the Fund will be taxable as ordinary income to shareholders. A portion of dividends paid from net investment income attributable to dividends from domestic corporations may qualify for the dividends-received deduction for corporate shareholders.

     Dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be taxable as if received by shareholders on December 31 of the calendar year in which the dividends or distributions are declared.

     The Fund will notify shareholders after the close of its fiscal year of the dollar amount and the tax status of that year's dividends and distributions.

     Shareholders buying shares just prior to a distribution should note that the distribution will be taxable to them even though the price of the shares will have included the amount of the forthcoming distribution.

     Taxation of Gains and Losses upon Sale or Redemption. Any gain (or loss) realized by a shareholder that is an individual upon a sale or redemption of Fund shares, generally will be subject to tax as long-term capital gain (or loss) at a maximum tax rate of 20% if the shares have been held for more than one year. If the shares have been held less than one year the shareholder will realize short-term capital gain or loss, except that any loss realized on Fund shares that the shareholder has held for six months or less will be treated as long-term capital loss to the extent of any capital gains dividend received by the shareholder with respect to such shares. Gain realized by a corporate shareholder will be taxed as ordinary income.

     To avoid withholding tax on any dividends, capital gain distributions and redemption proceeds, a shareholder must certify that the social security number or taxpayer identification number provided to the Fund is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

     Other. The foregoing discussion relates only to shareholders who are U.S. persons (citizens, residents and domestic entities). Shareholders that are not U.S. persons should consider that different tax consequences, including the imposition of a 30% withholding tax, may apply.

     You should consult your own tax advisers for specific questions about the federal, state or local income tax implications of an investment in the Fund.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

     Shay Assets Management, Inc. (the "Investment Adviser") makes the investment decisions for the Fund, subject to policies established by the Fund's Board of Directors, and is responsible for placing purchase and sale orders for portfolio securities and other investments.

     Shay Assets Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser to Asset Management Fund, Inc., a registered investment company comprising five fixed-income portfolios with aggregate net assets of approximately $1.5 billion at December 31, 1998, and as investment adviser to Institutional Investors Capital Appreciation Fund, Inc., which had net assets at December 31, 1998, of approximately $119 million.

     The Investment Adviser's principal office is located at 230 West Monroe Street, Chicago, Illinois 60606. The Investment Adviser is controlled by Rodger
D. Shay, who is a Vice President of the Fund. Shay Assets Management, Inc., together with its predecessor, Shay Assets Management Co., has served as the Fund's investment adviser since May 19, 1995.

INVESTMENT ADVISER'S FEE

     The Fund pays the Investment Adviser a graduated investment management fee. The fee is computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent the expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets during any fiscal year. In 1998 the Fund's total payment for investment advisory services was 0.73% of the Fund's average net assets.

PORTFOLIO MANAGERS

     The individuals with primary responsibility for the management of the Fund's portfolio are John J. McCabe and Mark Trautman. Mr. McCabe and Mr. Trautman have been responsible for the Fund's investments since 1991 and 1993, respectively, first as employees of the Fund's prior investment adviser, Nationar, and currently as Portfolio Managers of Shay Assets Management, Inc.

     Mr. McCabe is Senior Vice President of the Investment Adviser and joined the Investment Adviser in May 1995. Mr. McCabe previously served as Senior Vice President and Chief Investment Officer of Nationar, the Fund's former investment adviser, from August 1991 through May 1995, and in that capacity had responsibility for the Fund's investments. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

     Mr. Trautman is Vice President of the Investment Adviser and joined the Investment Adviser in May 1995. Prior to May 20, 1995, Mr. Trautman served as Director of Mutual Funds Investment for the Fund's former investment adviser, Nationar, and in that capacity had responsibility for the Fund's investments. He also has served as Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. since March 1993. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds.

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND CUSTODIAN

     Administrator, Transfer Agent and Dividend Paying Agent. The Fund appointed PFPC Inc. ("PFPC" or the "Administrator"), P.O. Box 8905, Wilmington, Delaware 19899-8905, as its administrator effective May 19, 1995. PFPC also serves as the transfer agent, registrar and dividend paying agent for the Fund's shares.

     Custodian. PFPC Trust Company ("PFPC Trust" or the "Custodian"), Philadelphia, Pennsylvania, is the custodian of the Fund's investments. PFPC Trust and PFPC are affiliates of PNC Bank Corp.

DISTRIBUTOR

     Shay Financial Services, Inc. (the "Distributor") acts as the distributor of the Fund. The Distributor's principal office is located at 230 West Monroe Street, Chicago, IL 60606. The Distributor is controlled by Rodger D. Shay, a Vice President of the Fund. The Fund has authorized the Distributor to undertake certain activities in connection with the sale of shares of the Fund, including informing potential investors about the Fund through written materials, seminars and personal contacts. The Distributor does not receive any compensation from the Fund for these activities.

FINANCIAL HIGHLIGHTS

     The financial highlights information, including the financial highlights table, contained in the Fund's Annual Report to shareholders for the year ended December 31, 1998 (the "Annual Report") is incorporated herein by reference to the Annual Report.

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                     NOTES

                                     NOTES

                                     NOTES

[M.S.B. FUND, INC. LOGO]

C/O SHAY FINANCIAL SERVICES, INC.
230 WEST MONROE STREET
CHICAGO, ILLINOIS 60606
TELEPHONE 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
SHAREHOLDER SERVICING AGENT
AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
PFPC Trust Company
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
Arthur Andersen LLP
1601 Market Street
Philadelphia, PA 19103

ADDITIONAL INFORMATION AND SHAREHOLDER INQUIRIES

A current Statement of Additional Information ("SAI") which provides more detail about the Fund is on file with the Securities and Exchange Commission. The SAI is incorporated herein by reference, which means that it is legally considered part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI, annual report and semi-annual report are available without charge upon request. To obtain a copy of the current SAI, annual or semi-annual report or other information about the Fund or to make shareholder inquiries:

Call:      800-661-3938
Write to:  M.S.B. Fund, Inc.
           c/o Shay Financial Services, Inc.
           230 West Monroe Street
           Chicago, Illinois 60606
E-mail:    Send your request to
           info@msbfund.com

You may view information about the Fund (including the SAI) by visiting the Securities and Exchange Commission's internet website (www.sec.gov). You can also review and obtain copies of Fund information by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


                          [LOGO OF M.S.B. FUND, INC.]


                                   PROSPECTUS
                               ------------------

                                  May 1, 1999

                               ------------------

                                 A No-Load Fund

                               ------------------

                             Investment Objective:
                          LONG-TERM GROWTH OF CAPITAL





                    Investment Company Act File No. 811-1273

                                         M.S.B.
                                         FUND, INC.
                                  ---------------------------------------

   INVESTMENT OBJECTIVE:                M.S.B. Fund, Inc.
   LONG-TERM GROWTH                     c/o Shay Financial Services, Inc.
   OF CAPITAL                           230 West Monroe Street
                                        Chicago, Illinois  60606
                                        800-661-3938


                                        STATEMENT OF
                                        ADDITIONAL
                                        INFORMATION

                                        May 1, 1999



                                     This Statement of
                                     Additional Information
                                     is not a prospectus. You
                                     should read this
                                     document in conjunction
                                     with the Prospectus of
                                     the Fund, dated May 1,
                                     1999. This document
                                     incorporates by
                                     reference the Prospectus
                                     and the financial
                                     statements, accompanying
                                     notes and report of
                                     independent auditors
                                     appearing in the Annual
                                     Report. You may obtain a
                                     copy of the Prospectus
                                     and the Annual Report
                                     from the Fund without
                                     charge at the above
                                     address or by calling
                                     800-661-3938.

                                  ---------------------------------------

CONTENTS                                                                                              PAGE

The Fund ...........................................................................................    1

Investment Objective, Policies, and Risks ..........................................................    1

     Investment Objective ..........................................................................    1

     Risks .........................................................................................    1

     Additional Investment Strategies ..............................................................    2

     Investments under Abnormal Market Conditions ..................................................    2

     Fundamental Investment Policies-- Investment Restrictions Regarding Portfolio Securities ......    3

     Issuance of Senior Securities .................................................................    4

     Writing Covered Call Options ..................................................................    4

     Portfolio Turnover ............................................................................    5

Purchase and Redemption of Shares ..................................................................    5

Performance Information ............................................................................    7

Income Tax Status, Dividends and Distributions .....................................................    8

Officers and Directors of the Fund .................................................................    8

     Certain Other Affiliations and Business Relationships .........................................   15

     Compensation of Directors and Officers ........................................................   15

Investment Advisory and Other Services .............................................................   17

     Investment Adviser ............................................................................   17

     Administrator, Transfer Agent, Shareholder Servicing Agent, Dividend Paying
     Agent and Custodian ...........................................................................   18

     Distributor ...................................................................................   19

Independent Auditors ...............................................................................   19

Purchase and Sale of Portfolio Securities ..........................................................   20

Expenses of the Fund ...............................................................................   21

Description of Capital Stock .......................................................................   21

General Information ................................................................................   21

Financial Statements ...............................................................................   22


THE FUND

            M.S.B. Fund, Inc. (the "Fund") is a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

INVESTMENT OBJECTIVE

            The investment objective of the Fund is to achieve long-term growth of capital for its shareholders. The Fund is designed as an investment vehicle for value-oriented investors who want to see their capital grow over the longer term and who are willing to take moderate risks to achieve that goal. There is no assurance that the Fund will, in fact, achieve its objective.

            The Board of Directors may change the Fund's investment objective without shareholder approval.

RISKS

            All investments in equity mutual funds, like the Fund, involve some level of risk.

            Market and Investment Risks. The value of the Fund's shares will fluctuate in accordance with the value of the securities held in its portfolio so that an investor's shares, when redeemed, may be worth more or less than their original cost. Declines are possible in the overall stock market or in the particular securities or types of securities held by the Fund.

            The Fund may invest up to 25% of its assets in the securities of companies with a market capitalization of less than $5 billion. These companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than the securities of larger companies.

            Investments in mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            The Fund may invest from time to time in convertible debt securities and may, under abnormal market conditions, invest up to 100% of its assets in fixed income securities. See "--Investments under Abnormal Market Conditions" in this Statement of Additional Information. Investments in fixed income securities expose the Fund to the risk that interest or principal may not be paid in a timely manner. In addition, prices of fixed income securities tend to move inversely with changes in interest rates. An increase in interest rates will result in a drop in the prices of fixed income securities, which could adversely affect the Fund's share price.

            Portfolio Strategy Risks. The Investment Adviser's skill in choosing appropriate investments for the Fund will affect the ability of the Fund to achieve its investment objective, and the investment strategies employed by the Fund may not match the performance of other strategies at different times or under different market or economic conditions. Accordingly, the

Fund's performance for any period may differ from the performance of the overall market or from other investments that may be available to an investor.

ADDITIONAL INVESTMENT STRATEGIES

            In addition to the principal investments and investment strategies described in the Prospectus (see "Investment Objective and Strategies" in the Prospectus), the Fund may also invest in preferred stocks and corporate debt securities convertible into common stock. It is not expected that the Fund's holdings of convertible debt securities would ordinarily exceed 5% of the Fund's assets. Additionally, the Fund invests its non-committed cash primarily in commercial paper. The Fund's investments in commercial paper ordinarily consist of commercial paper rated "Prime-2" or better by Moody's Investors Services, Inc. or rated "A-2" or better by Standard & Poor's Corporation. The Fund's investments in commercial paper typically mature overnight. The Fund may also write covered options. See "--Writing Covered Call Options."

            The Fund may not invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation. The Fund may not purchase securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended, and may not invest more than 10% of its total assets in securities which are otherwise restricted as to disposition. The Fund may not purchase or retain the securities of any issuer if the officers or directors of the Fund, and any of the advisers or managers of the Fund who individually beneficially own more than one half of one percent of the securities of that issuer, together beneficially own more than five percent of the securities of the issuer.

INVESTMENTS UNDER ABNORMAL MARKET CONDITIONS

            Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in equity securities. However, if the Fund's Investment Adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund's investment objective.

FUNDAMENTAL INVESTMENT POLICIES -- INVESTMENT RESTRICTIONS REGARDING PORTFOLIO SECURITIES

              As a matter of fundamental policy, the Fund may not:

     - Purchase securities of an issuer (other than obligations of the United States and its instrumentalities) if such purchase would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer;

     - Purchase securities of an issuer if such purchase would cause more than 10% of any class of securities of such issuer to be held by the Fund;

     - Purchase or retain securities of an issuer if, to the knowledge of the Fund, the officers and directors of the Fund together own more than 5% of any class of securities of such issuer or an officer, director or employee of, or counsel for, the Fund is an officer or employee of the issuer;

     -   Invest more than 25% of its assets in any one industry;

     - Invest in securities whose sale by the Fund would be restricted under the Securities Act of 1933 (letter stock);

     - Invest in companies for the purpose of exercising control or management;

     -   Purchase securities issued by another registered investment company;

     - Buy or sell real estate, commodities or commodity contracts, unless acquired as a result of ownership of securities;

     - Make loans other than by the purchase of a portion of publicly distributed debt securities;

     -   Underwrite securities issued by others;

     -   Make short sales of securities;

     -   Buy securities on margin;

     -   Buy or sell put options;

     - Borrow money except for temporary administrative or liquidity (but not leveraging) purposes, and then only from banks up to an amount not in excess of 5% of the value of total assets at the time of the loan, repayable in not more than 60 days; or

     - Pledge, mortgage or hypothecate its assets except as may be necessary to enable it to borrow funds temporarily for administrative or liquidity (but not leveraging) purposes or to engage in writing covered call options.

The Fund's fundamental investment policies may be changed only upon affirmative vote of a majority of the voting securities of the Fund.

ISSUANCE OF SENIOR SECURITIES

            The Fund does not issue senior securities, except that it may borrow money for temporary administrative or liquidity (but not leveraging) purposes, as described above under "Fundamental Investment Policies -- Investment Restrictions Regarding Portfolio Securities." The Fund may borrow only from banks up to an amount not in excess of 5% of the value of the Fund's total assets at the time of the loan, repayable in not more than 60 days. This policy is a fundamental investment policy of the Fund and may not be altered, amended, or repealed except as authorized by the vote of a majority of the outstanding shares of the Fund.

WRITING COVERED CALL OPTIONS

            Covered Call Options. The Fund may engage in writing (i.e., selling) call options listed on organized securities exchanges with respect to securities owned by the Fund (called "covered" options). Except in the circumstances described below, the Fund will not sell any security subject to a call option written by the Fund so long as that option is outstanding. Call options are currently listed on the Chicago Board Options Exchange and the New York, American, Midwest and Pacific Stock Exchanges.

            A call option gives the purchaser the right to buy a security from the Fund at a fixed price (the "exercise price") at any time prior to the expiration of the option contract regardless of the market price of the security at that time. In return for such right, the purchaser pays the Fund a premium which the Fund retains whether or not the purchaser exercises the option. The premium represents consideration to the Fund for undertaking the option obligation and thereby foregoing (during the period of the option) the opportunity to profit from an increase in the market price of the underlying security above the exercise price. For example, assume the Fund owns 100 shares of XYZ and, at a time when the market price of XYZ was $50 per share, the Fund wrote a six month call option on those shares at an exercise price of $50 for a premium of $500 (less transaction costs). If the price of XYZ declined to $40 per share the call would likely not be exercised. The 100 XYZ shares would have declined $1,000 in value and the Fund would have received income in the amount of $500. On the other hand, should the price of XYZ rise to $60 per share the call would likely be exercised with the result that, in exchange for the $500 premium, the Fund would have foregone the $1,000 appreciation on the underlying shares.

            When the Fund writes an option the securities subject to the option will be segregated or otherwise held for delivery in accordance with the requirements of any applicable securities exchange. The Fund may purchase call options only for the purpose of closing out a previous option commitment (called a "closing purchase transaction"). A closing purchase transaction is made by buying an option with identical terms as an option previously written, resulting in the cancellation of the Fund's previous option obligation. If the Fund wishes to sell securities on which it has options outstanding it would execute a closing purchase transaction prior to selling the securities. A profit or loss may be realized on a closing purchase transaction if the amount paid to purchase a call option previously written is less or more than the amount received from its sale.

            The writing of covered call options involves certain risks. An option position may be closed out only on an exchange which provides a market for an option of the same series. Although the Fund will generally write only those call options for which there appears to be an active market, there is no assurance that an active market on an exchange will exist for any particular option at any particular time. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it would, as a result, be subject to any price decline in the underlying security. If such a situation were to arise, the Fund's Investment Adviser would determine whether to hold the underlying securities and risk depreciation in their market value or to sell the securities and substitute cash or other securities as collateral for the option obligation.

            In general, premiums received on options which are not exercised and gains or losses realized on closing purchase transactions are treated as short-term capital gains or losses. When an option is exercised the premium is added to the exercise price and the resulting gain or loss is characterized as a short- or long-term capital gain or loss depending on the holding period of the underlying securities. In general, brokerage commissions associated with buying and selling call options are higher than those associated with other securities transactions.

            The Board of Directors has directed the Fund's Investment Adviser to write options only in situations where the exercise price plus the premium (less transaction costs) would, at the time the option is written, equal a price at which the Investment Adviser would recommend selling the underlying securities because of fundamental investment considerations. Consequently, the Fund does not believe that option writing has a material effect on the Fund's portfolio turnover rate and the Fund believes that option writing may contribute to the objective of the Fund of achieving long-term growth of capital. In addition, the Board of Directors has directed the Investment Adviser to restrict option writing so that no more than 5% of the Fund's total assets may be subject to outstanding options at any time. The Board of Directors may change these restrictions whenever such changes appear to be in the best interest of the Fund.

PORTFOLIO TURNOVER

            The Fund's annual portfolio turnover rate was 45%, 23% and 32% in 1996, 1997 and 1998, respectively. The portfolio turnover rate is determined by dividing the amount of the lesser of the purchases or sales during the year by the average value of the Fund's portfolio securities during such year. The portfolio turnover rate of the Fund is not normally expected to exceed 75% but may do so if the Fund's investment objective and policies in the light of market conditions require more frequent trades.

PURCHASE AND REDEMPTION OF SHARES

            Purchase and Redemption at Net Asset Value. Investors may purchase or redeem shares of the Fund at the Fund's net asset value per share next determined after receipt of an order for purchase or redemption as described in the Prospectus.

            Net asset value per share of the Fund is determined as of 4:00 P.M., New York time. The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading. Purchase orders received prior to 4:00 P.M., New York time, on a trading day are executed at the net asset value per share computed as of 4:00 P.M., New York time, on such day. Orders received after 4:00 P.M., New York time, on a trading day or on a day which is not a trading day are executed at the net asset value per share computed as of 4:00 P.M., New York time, on the next trading day.

            The net asset value per share of the Fund is determined by computing the total value of all securities and other assets of the Fund, subtracting all of its liabilities and then dividing by the total number of shares of the Fund outstanding. For purposes of such computation, a security listed on a national securities exchange or on the NASDAQ National Market System is valued at the last reported sale price thereof on the exchange or system where the security is principally traded. If no trade occurs on such exchange or system on the date of computation, such security will be valued at the mean of the last bid and asked prices on such day on such exchange or system.

            Securities not listed on a national securities exchange or on the NASDAQ National Market System but traded in an over-the-counter market are valued at the average of the last bid and asked prices prior to the computation. Short term interest-bearing investments for which market quotations are not available are valued at cost plus discount earned, which the Board of Directors has determined to be fair value. Other securities are valued at their fair value, as determined in good faith by the Board of Directors of the Fund.

            Securities underlying outstanding call options written by the Fund are valued at their market price as determined above. Premiums received on the sale of call options are included in the net asset value; however, the current market value of outstanding options written by the Fund is deducted in computing net asset value. The current market value of an option listed on an organized securities exchange is based on the last sales price on such exchange prior to 4:00 P.M., New York time, or, if none, the mean of the last bid and asked prices as of 4:00 P.M., New York time.

            Procedure for Purchasing and Redeeming Shares. Shares are purchased through the Fund's Distributor, Shay Financial Services, Inc., or by sending money directly to the Fund. Procedures for purchasing and selling shares are described in the Prospectus.

            Investors may also purchase shares of the Fund through authorized broker/dealers or other financial intermediaries such as banks, 401(k) plans, financial advisers and financial supermarkets. These parties may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers' accounts following timely redemptions made in accordance with their customer agreements and this Prospectus.

            Redemption in Kind. The Fund has filed a Notification under Rule 18f-1 under the Investment Company Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the 90-day period. The Fund reserves the right to pay redemption proceeds in excess of this amount in kind if it is deemed to be in the best interest of the Fund to do so.

            In making a redemption in kind, the Fund reserves the right to select from each portfolio holding a number of shares which will reflect the portfolio make-up and the value of which (determined on the same basis used to compute the net asset value of the shares being redeemed) will approximate the value of the Fund shares being redeemed or to select from one or more portfolio investments shares approximately equal in value to the total value of the Fund shares being redeemed. Any shortfall will be made up in cash.

            Investors receiving an in kind distribution will incur a brokerage charge on the disposition of the securities through a broker.

PERFORMANCE INFORMATION

            The following table sets forth the total return on an investment in the Fund for the one-, three-, five- and ten-year periods ended December 31, 1998, and the average annual total return for such periods:

                                                           M.S.B. FUND, INC. TOTAL RETURN DATA
                                                             PERIODS ENDED DECEMBER 31, 1998
                                               ----------------------------------------------------------
                                               1 YEAR           3 YEARS          5 YEARS         10 YEARS
                                               ------           -------          --------        --------
Total Return..............................     31.45%           105.26%          152.20%          367.08%

Average Annual Total Return...............     31.45%            27.09%           20.32%           16.66%


            Total return shows the percentage change in the value of an investment in the Fund over the specified periods, assuming (i) a hypothetical investment of $1,000 at the beginning of the period, (ii) reinvestment of all dividends and distributions and (iii) deduction of all applicable charges and expenses. The Fund's average annual total return represents the annual compounded growth rate that would produce the total return achieved over the applicable period. For example, as indicated in the table above, a 20.32% average annual rate of return would produce a total return of 152.20% over a five-year period. The performance information reported above does not take into account any federal or state income taxes that may be payable by an investor.

            The foregoing information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Comparisons of total returns on a year-to-year basis may facilitate an understanding of how changing market conditions affect the Fund. The average annual total return permits an investor to identify the overall rate of return achieved by the Fund during a multi-year period without regard to year-to-year variations.

INCOME TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

            The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to distribute all of its net investment income (income from dividends and interest, less expenses) and net short-term capital gain, if any, as income dividends and to distribute substantially all net long-term capital gain (net of short-term capital loss) on sales of portfolio securities as capital gain distributions. If the Fund should fail to qualify for Subchapter M status, it would be subject to federal corporate income tax on its net investment income and capital gains. In addition, distributions to shareholders would be taxed as corporate dividends at ordinary income rates. No portion of the dividends would be afforded capital gains treatment. In the event the Fund fails to distribute to shareholders in a calendar year an amount equal to the sum of (i) 98% of its ordinary income (excluding capital gain), (ii) 98% of its capital gain net income (determined as of the twelve-month period ending October
31), and (iii) the amount, if any, of ordinary income and capital gain not distributed in the preceding calendar year, it would be subject to a non-deductible 4% excise tax on the excess of the amounts not distributed over the amounts required to be distributed. Because the Fund expects to distribute all of its net investment income and net capital gain, it does not expect to incur a liability for this tax.

OFFICERS AND DIRECTORS OF THE FUND

            The directors of the Fund, in addition to reviewing the actions of the Fund's Investment Adviser, decide upon matters of general policy at their regular meetings. The Fund's officers supervise the business operations of the Fund.

            The Fund has ten directors who are elected for staggered terms of three years each. The officers of the Fund are the President, First Vice President, Second Vice President, Vice President, Treasurer, Secretary and Assistant Secretary. All directors must be shareholders; the President and First Vice President must be directors.

            The directors and officers of the Fund, together with their ages, principal occupations for the last five years and the expiration of their terms as directors, are set forth in the following table.

                                      POSITION(S) HELD WITH
                                      REGISTRANT AND EXPIRATION
NAME, AGE AND ADDRESS                 OF TERM AS A DIRECTOR             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------                 --------------------------------  -----------------------------------------
JOSEPH R. FICALORA (Age 52)*          President and Director (2002)     Mr. Ficalora has been Chairman, President
38-25 Main Street                                                       and Chief Executive Officer of Queens County
Flushing, NY  11354                                                     Bancorp, Inc. since its inception in July
                                                                        1993, and has been President of Queens
                                                                        County Savings Bank, its principal
                                                                        subsidiary, since 1989. Mr. Ficalora
                                                                        previously served as President and Chief
                                                                        Operating Officer of Queens County Savings
                                                                        Bank. Mr. Ficalora also previously served as
                                                                        Chairman of the Board of the New York
                                                                        Savings Bank Life Insurance Fund, President
                                                                        of the Queens Library Foundation Board,
                                                                        Executive Vice President of Finance and
                                                                        Board member of Queensborough Boy Scouts and
                                                                        Vice President and a member of the Board of
                                                                        the Queens Chamber of Commerce. He also
                                                                        serves on the Board of the following
                                                                        organizations: Queensborough Community
                                                                        College, Queens Museum, Flushing Cemetery
                                                                        and the Community Bankers Association of New
                                                                        York State. Mr. Ficalora has served as
                                                                        President of the Fund since April 1997 and
                                                                        served as First Vice President of the Fund
                                                                        from March 1996 to April 1997.

MICHAEL J. GAGLIARDI (Age 58)*        First Vice President and          Mr. Gagliardi is President, Chief Executive
36 Pacific Street                     Director  (2002)                  Officer and a director of Ironbound Bankcorp
Newark, NJ  07105                                                       and its principal subsidiary, Ironbound
                                                                        Bank. From January 1992 through February
                                                                        1993, he served as Chairman, President and
                                                                        Chief Executive Officer of Green Point
                                                                        Savings Bank. From 1989 through 1992, Mr.
                                                                        Gagliardi served as President and Chief
                                                                        Executive Officer, and from 1987 through
                                                                        1989 he served as Executive Vice President
                                                                        and Chief Financial Officer, of Green Point
                                                                        Savings Bank. He also serves as a director
                                                                        of the National Center for the Study of
                                                                        Wilson's Disease. Mr. Gagliardi has served
                                                                        as First Vice President of the Fund since
                                                                        April 1997.

NORMAN W. SINCLAIR (Age 74)*          Second Vice President and         Mr. Sinclair is retired. Mr. Sinclair served
38 Ambleside Road                     Director  (2000)                  as Chairman of Lockport Savings Bank from
Lockport, NY  14094                                                     December 1988 to June 1994. Prior to June
                                                                        1989, Mr. Sinclair also served as Chief
                                                                        Executive Officer of Lockport Savings Bank.
                                                                        Mr. Sinclair also serves as
---------------------------
*           These directors are regarded as "interested persons" under the
            Investment Company Act of 1940 because they are officers of the
            Fund.

                                      POSITION(S) HELD WITH
                                      REGISTRANT AND EXPIRATION
NAME, AGE AND ADDRESS                 OF TERM AS A DIRECTOR             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------                 --------------------------------  -----------------------------------------
                                                                        Treasurer and Secretary of Townline Bowl
                                                                        Inc., which owns and operates bowling lanes.
                                                                        Mr. Sinclair has served as Second Vice
                                                                        President of the Fund since April 1997.

MALCOLM J. DELANEY (Age 72)           Director   (2001)                 Mr. Delaney is retired. From 1986 through
518A Heritage Hills                                                     1992, Mr. Delaney served as President and
Somers, NY  10589                                                       Chief Executive Officer of Eastchester
                                                                        Savings Bank, which was acquired by Southold
                                                                        Savings Bank in 1991. Mr. Delaney had served
                                                                        as a trustee of the bank since 1981. Mr.
                                                                        Delaney also served as a director of the
                                                                        North Fork Bancorporation, Inc. until August
                                                                        1996.

TIMOTHY A. DEMPSEY (Age 65)           Director   (2002)                 Mr. Dempsey serves as Chairman and Chief
18 Oakland Avenue                                                       Executive Officer and as a director of
Warwick, NY 10990-0591                                                  Warwick Institutional Community Bancorp,
                                                                        Inc. and is Chairman of the Board and Chief
                                                                        Executive Officer of its Investors principal
                                                                        subsidiary, The Warwick Savings Bank. Mr.
                                                                        Dempsey also serves as a director of Capital
                                                                        Appreciation Fund, Inc., an investment
                                                                        company registered under the Investment
                                                                        Company Act of 1940 for which Shay Assets
                                                                        Management, Inc. also acts as investment
                                                                        adviser.

HARRY P. DOHERTY (Age 56)**           Director  (2002)                  Mr. Doherty serves as Chairman and Chief
15 Beach Street                                                         Executive Officer and as a director of
Staten Island, New York 10304                                           Staten and Island Bancorp, Inc. and has been
                                                                        Chairman and Chief Executive Officer of its
                                                                        principal as subsidiary, Staten Island
                                                                        Savings Bank, since 1990. Mr. Doherty also
                                                                        serves as a director President of
                                                                        Institutional Investors Capital Appreciation
                                                                        Fund, Inc., an investment company registered
                                                                        under the Investment Company Act of 1940 for
                                                                        which Shay Assets Management, Inc. also acts
                                                                        as investment adviser. Mr. Doherty also
                                                                        serves as a director of America's Community
                                                                        Bankers, which until December 7, 1997, owned
                                                                        through subsidiaries a 50% interest in Shay
                                                                        Assets Management Co. and Shay Financial
                                                                        Services Co., which served as the Fund's
                                                                        investment adviser and distributor,
                                                                        respectively, from May 1995 to December 7,


------------------------
**          This director may be regarded as an "interested person" under the
            Investment Company Act of 1940 because he is a director of America's
            Community Bankers. See "-Certain Other Affiliations and Business
            Relationships."


                                      POSITION(S) HELD WITH
                                      REGISTRANT AND EXPIRATION
NAME, AGE AND ADDRESS                 OF TERM AS A DIRECTOR             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------                 --------------------------------  -----------------------------------------
                                                                        1997. Mr. Doherty also is a director of
                                                                        Community Bankers Association of New York
                                                                        State.

DAVID FREER, JR. (Age 59)             Director   (2001)                 Since 1990, Mr. Freer has served as
Greatview Lane                                                          President, Treasurer and a director of
P.O. Box 732                                                            Budget Payment Corporation, which until 1999
Highland, NY  12528                                                     engaged in the business of financing
                                                                        insurance premiums. Mr. Freer served as
                                                                        President of the Fund from November 1990 to
                                                                        1997, and as Vice President of the Fund from
                                                                        1985 through 1990.

DAVID F. HOLLAND (Age 57)             Director   (2000)                 Mr. Holland has been Chief Executive Officer
17 New England Executive Park                                           of Boston Federal Savings Bank since 1986
Burlington, Massachusetts 01803                                         and 1995. Chairman of the Board of Boston
                                                                        Federal Savings Bank since 1989, and has
                                                                        been Chairman and Mr. Chief Executive
                                                                        Officer of its holding company, BostonFed
                                                                        Bancorp Inc. since its inception Holland
                                                                        also in serves as a director of Asset
                                                                        Management Fund, Inc., an investment company
                                                                        registered under the Investment Company Act
                                                                        of 1940 for which Shay Assets Management,
                                                                        Inc. acts as investment adviser. He formerly
                                                                        served as Chairman of America's Community
                                                                        Banking Partners, Inc. and as a director of
                                                                        ACB Investment Services, Inc., which, until
                                                                        December 7, 1997, owned through a subsidiary
                                                                        a 50% interest in Shay Assets Management Co.
                                                                        and Shay Financial Services Co., which
                                                                        served as the Fund's investment adviser and
                                                                        distributor, respectively, from May 1995 to
                                                                        December 7, 1997. Mr. Holland also is a
                                                                        director of NYCE Corporation. He was a
                                                                        member of the Thrift Industry Advisory
                                                                        Council from 1995 to 1997 and served as its
                                                                        President in 1997. He has been a director of
                                                                        the Federal Home Loan Bank of Boston since
                                                                        1998, and previously served in that capacity
                                                                        from 1989 until 1994. He has been a director
                                                                        and chairman of the Center for Financial
                                                                        Studies since December of 1995. Mr. Holland
                                                                        was also a director from 1990 through 1995
                                                                        and the chairman from 1993 through 1994 of
                                                                        America's Community Bankers. See "--Certain
                                                                        Other Affiliations and Business
                                                                        Relationships."


                                      POSITION(S) HELD WITH
                                      REGISTRANT AND EXPIRATION
NAME, AGE AND ADDRESS                 OF TERM AS A DIRECTOR             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------                 --------------------------------  -----------------------------------------
WILLIAM A. McKENNA, JR. (Age 62)      Director   (2001)                 Since January 1992, Mr. McKenna has served
71-02 Forest Avenue                                                     as Chairman, President and Chief Executive
Ridgewood, NY  11385                                                    Second Officer of Ridgewood Savings Bank.
                                                                        From January 1985 to January 1992, Mr.
                                                                        McKenna served Vice as President and Chief
                                                                        Operating Officer of Ridgewood Savings Bank.
                                                                        Mr. McKenna served as President of the Fund
                                                                        from June 1991 through March 1994. From
                                                                        September 1993 to February 1995, Mr. McKenna
                                                                        served as a director of Nationar, a trust
                                                                        company which served as the Fund's
                                                                        investment adviser prior to May 1995. Mr.
                                                                        McKenna also serves as a director of
                                                                        Institutional Investors Capital Appreciation
                                                                        Fund, Inc., an investment company registered
                                                                        under the Investment Company Act of 1940 for
                                                                        which Shay Assets Management, Inc. acts as
                                                                        investment adviser. Since May 1998, Mr.
                                                                        McKenna has served as a trustee of RSI
                                                                        Trust, an investment company registered
                                                                        under the Investment Company Act of 1940. In
                                                                        addition, Mr. McKenna serves on the board of
                                                                        a number of educational and civic
                                                                        organizations, including St. Joseph's
                                                                        College in Brooklyn, New York, St. Vincent's
                                                                        Services and Boys Hope/Girls Hope.

IAN D. SMITH  (Age 75)                Director   (2000)                 Mr. Smith is retired. Mr. Smith served as
69 Pietro Drive                                                         Senior Vice President and Managing Director
Yonkers, New York  10710                                                of Second Apple Bank for Savings from July
                                                                        1989 through August 1991. From 1983 to 1987,
                                                                        Mr. Smith Vice served as Executive Vice
                                                                        President of Seamen's Bank for Savings,
                                                                        F.S.B. He served as President of the Fund
                                                                        from March 1994 to April 1997 and previously
                                                                        served as President of the Fund from March
                                                                        1985 through March 1987.

RODGER D. SHAY  (Age 62)              Vice President and Assistant      Mr. Shay has been Chairman and the sole
1000 Brickell Avenue                  Secretary                         director of the Fund's investment adviser,
Miami, FL  33131                                                        Shay of Assets Management, Inc., since
                                                                        November 1997 and previously served as its
                                                                        President and as the a director from 1990 to
                                                                        1997. Mr. Shay also has served as Chairman
                                                                        and the sole director Fund's distributor,
                                                                        Shay Financial Services, Inc., since
                                                                        November 1997 and previously served as its
                                                                        President and as a director from 1990 to
                                                                        1997. Mr. Shay held similar positions with
                                                                        Shay Assets Management Co. and Shay
                                                                        Financial Services Co., which served as the
                                                                        Fund's investment adviser and distributor,
                                                                        respectively, from 1995 through December
                                                                        1997. Mr. Shay has been the Chairman, sole
                                                                        director and President of Shay Investment
                                                                        Services, Inc., an enterprise which owns
                                                                        100% of Shay Assets


                                      POSITION(S) HELD WITH
                                      REGISTRANT AND EXPIRATION
NAME, AGE AND ADDRESS                 OF TERM AS A DIRECTOR             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------                 --------------------------------  -----------------------------------------

                                                                        Management, Inc., and Shay Financial Services, Inc.,
                                                                        since 1990. He serves or has previously served in the
                                                                        following capacities: Chairman and a Director,
                                                                        Asset Management Fund, Inc., a registered
                                                                        investment company; Vice President and  Assistant
                                                                        Secretary of Institutional Investors Capital
                                                                        Appreciation Fund, Inc., a registered investment
                                                                        company; and Director, First Home Savings Bank, S.L.A.
                                                                        since 1990. He previously was employed by certain
                                                                        subsidiaries of Merrill Lynch & Co. from 1955 to 1981,
                                                                        where he served in various executive positions including
                                                                        Chairman of the Board of Merrill Lynch Government
                                                                        Securities, Inc., Chairman of the Board of Merrill Lynch
                                                                        Money Market Securities, Inc. and Managing Director of
                                                                        the Debt Trading Division of Merrill Lynch, Pierce,
                                                                        Fenner & Smith Inc.

EDWARD E. SAMMONS, JR.                Vice President and Secretary      Mr. Sammons has been President of the Fund's
(Age 59)                                                                investment adviser, Shay Assets Management,
230 West Monroe Street                                                  Executive Inc., since November 1997 and
Chicago, IL  60606                                                      previously served as its Executive Vice
                                                                        President from 1990 Vice to 1997. Mr.
                                                                        Sammons also has served as Executive Vice
                                                                        President of the Fund's President
                                                                        distributor, Shay Financial Services, Inc.,
                                                                        since 1990. He also held the position of
                                                                        with Shay Assets Management Co. and Shay
                                                                        Financial Services Co. from 1990 through
                                                                        December 1997. These companies served as the
                                                                        Fund's investment adviser and distributor,
                                                                        respectively, from 1995 through December
                                                                        1997. Mr. Sammons has served as Executive
                                                                        Vice President of Shay Investment Services,
                                                                        Inc., since September 1990. He serves or has
                                                                        previously served in the following
                                                                        capacities: President and Treasurer of Asset
                                                                        Management Fund, Inc., a registered
                                                                        investment company; Vice President and
                                                                        Secretary of Institutional Investors Capital
                                                                        Appreciation Fund, Inc.; Vice President,
                                                                        from 1987 to 1990, Advance America Funds,
                                                                        Inc.; and Senior Vice President and Manager
                                                                        of Fixed Income Securities, Republic
                                                                        National Bank in Dallas from 1962 to 1983.

JOHN J. McCABE  (Age 55)              Vice President                    Mr. McCabe has been a Senior Vice President
200 Park Avenue, 45th Floor                                             of Shay Assets Management, Inc., since June
New York, New York 10166                                                Officer 1995 and held the comparable
                                                                        position with Shay Assets Management Co.
                                                                        through December of 1997. From August 1991
                                                                        through May 1995, he was Senior Vice
                                                                        President and Chief Investment Nationar. He
                                                                        also serves as a Vice President of
                                                                        Institutional Investors Capital Appreciation
                                                                        Fund, Inc. He previously served as Managing
                                                                        Director and Portfolio Manager at Sterling
                                                                        Manhattan Corporation, an investment banking
                                                                        firm, for approximately three years and in


                                      POSITION(S) HELD WITH
                                      REGISTRANT AND EXPIRATION
NAME, AGE AND ADDRESS                 OF TERM AS A DIRECTOR             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------                 --------------------------------  -----------------------------------------
                                                                        various positions at Bankers Trust Company,
                                                                        including Director of Investment Research
                                                                        and Managing Director of the Investment
                                                                        Management Group. Mr. McCabe is a director
                                                                        and past President of the New York Society
                                                                        of Security Analysts, a past director of the
                                                                        Financial Analysts Federation and a member
                                                                        and founding Governor of The Association for
                                                                        Investment Management and Research.

MARK F. TRAUTMAN  (Age 33)            Vice President                    Mr. Trautman has been a Vice President of
200 Park Avenue, 45th Floor                                             Shay Assets Management, Inc., since June
New York, New York 10166                                                1995 1995, and held the comparable position
                                                                        with Shay Assets Management Co. through
                                                                        December 1997. he He has been Portfolio
                                                                        Manager of the Fund since March 1993. From
                                                                        March 1993 through May served as Director of
                                                                        Mutual Funds Investment of Nationar. He also
                                                                        serves as a Vice President and Portfolio
                                                                        Manager for Institutional Investors Capital
                                                                        Appreciation Fund, Inc. From January 1992
                                                                        through March 1993 he served as Senior
                                                                        Equity Analyst for the two funds. From
                                                                        December 1988 through December 1991, Mr.
                                                                        Trautman was a Senior Associate with
                                                                        Sterling Manhattan Corporation. From June
                                                                        1987 through November 1988, Mr. Trautman
                                                                        held the position of Treasury Analyst at
                                                                        Thomson McKinnon Securities, Inc., a
                                                                        securities brokerage firm. He is also a
                                                                        member of The New York Society of Security
                                                                        Analysts and The Association for Investment
                                                                        Management and Research.

JAY F. NUSBLATT  (Age 38)             Treasurer                         Mr. Nusblatt has been Vice President and
0103 Bellevue Parkway                                                   Director of Fund Accounting and
Wilmington, Delaware  19809                                             Administration of financial PFPC Inc., the
                                                                        Fund's administrative agent, since March
                                                                        1993. He was previously employed reporting
                                                                        as an Assistant Vice President of Fund/Plan
                                                                        Services, Inc., with responsibility for and
                                                                        fund administration, 1989 to 1993. Mr.
                                                                        Nusblatt also serves as Treasurer of
                                                                        Institutional Investors Capital Appreciation
                                                                        Fund, Inc. and as an officer to other mutual
                                                                        funds registered under the Investment
                                                                        Company Act of 1940 who are clients of PFPC.
                                                                        Mr. Nusblatt has served as Treasurer of the
                                                                        Fund since May 1995.

            The Fund has an Executive Committee, composed of Messrs. Joseph R. Ficalora, Michael J. Gagliardi, David Freer, Jr. and Ian D. Smith, which meets from time to time between meetings of the Board, as necessary, to consider matters concerning the Fund. Subject to limitations provided by law or the Fund's by-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors.

CERTAIN OTHER AFFILIATIONS AND BUSINESS RELATIONSHIPS

            Certain officers and directors of the Fund are also officers, employees, directors or shareholders of Shay Assets Management, Inc. ("SAMI") and Shay Financial Services, Inc. ("SFSI"). Messrs. Rodger D. Shay, Edward E. Sammons, Jr., John J. McCabe and Mark F. Trautman, who are officers of the Fund, are officers and employees of SAMI. Mr. Shay is the sole director of SAMI, SFSI and Shay Investment Services, Inc. ("SISI"), which is the sole stockholder of SAMI and SFSI. Mr. Shay also is the majority stockholder of SISI.

            Messrs. Harry P. Doherty and David F. Holland, who are directors of the Fund, also hold or have recently held positions with affiliates of Shay Assets Management Co., which, prior to December 1997, served as the Fund's investment adviser. Mr. Doherty is a director of America's Community Bankers (the "Association"). Until December of 1997, Mr. Holland held positions with subsidiaries of the Association, including the position of director of ACB Investment Services, Inc., which was a general partner in Shay Assets Management Co. Mr. Holland also served as a director and officer of the Association prior to 1996. Mr. Doherty may be considered an "interested person" as the result of his continued position with the Association and the interest of the Association in certain royalty and other payments that SISI and its affiliates make to the Association and its affiliates. Because Mr. Holland has resigned his positions with the Association and its affiliates, Mr. Holland will not be deemed to be an "interested person," unless the Securities and Exchange Commission by order determines that Mr. Holland is an "interested person" by virtue of having a material relationship with the Fund's investment adviser or distributor as a result of his prior positions with the Association and its affiliates.

COMPENSATION OF DIRECTORS AND OFFICERS

            Directors of the Fund receive compensation for their services as directors of the Fund consisting of:

          - a $3,000 annual retainer per director, payable in four quarterly installments

          - a per-meeting fee of $500 for each meeting of the Board of Directors attended in person

          - a per-meeting fee of $250 for each meeting of a Board committee attended in person on a date on which a meeting of the Board of Directors is not held.

The Board of Directors holds its regular meetings quarterly. Directors do not receive any additional fee for telephonic meetings. Directors are also reimbursed for reasonable expenses incurred in attending meetings or otherwise incurred in connection with their attention to the affairs of the Fund.

          In recognition of the additional responsibilities and duties performed by the President of the Fund, the President receives an additional annual retainer of $2,000, payable in four quarterly installments, which is in addition to the compensation the President receives as a director.

          The other officers of the Fund do not receive any compensation from the Fund other than the compensation they may receive as directors of the Fund. No fee is payable for telephonic meetings of the Board of Directors or any committee. No pension or retirement benefits are paid to directors, advisory board members, or executive officers.

          The total compensation received by directors and officers of the Fund for service during 1998 was $50,500. The total amount of expenses incurred during 1998 for which the directors were reimbursed was $6,407. The Fund does not provide officers or directors, directly or indirectly, with any pension or retirement benefits.

          The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1998. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                                             COMPENSATION TABLE

                                                      AGGREGATE                 TOTAL COMPENSATION
                                                    COMPENSATION                  FROM THE FUND
                     NAME OF DIRECTOR               FROM THE FUND                AND FUND COMPLEX
                     ----------------             ----------------           -----------------------
             Malcolm J. Delaney..............          $5,000                        $5,000
             Timothy A. Dempsey..............          $4,750                        $9,750*
             Harry P. Doherty................          $5,000                       $12,000*
             Joseph R. Ficalora..............          $7,000                        $7,000
             David Freer, Jr.................          $5,000                        $5,000
             Michael J. Gagliardi............          $5,000                        $5,000
             David F. Holland................          $4,500                        20,500*
             William A. McKenna, Jr..........          $4,500                        $9,500*
             Norman W. Sinclair..............          $4,750                        $4,750
             Ian D. Smith....................          $5,000                        $5,000

*        Includes compensation of $5,000, $16,000 and $5,000 received by Messrs.
         Dempsey, Holland and McKenna as directors and $7,000 received by Mr. Doherty as a director and officer of one other investment company with the same investment adviser as the Fund.

          As of March 31, 1999, all officers and directors of the Fund, as a group, owned both of record or beneficially an aggregate of 162,328 shares of the Fund (approximately 5.3% of the 3,083,716 shares outstanding on such date).

INVESTMENT ADVISORY AND OTHER SERVICES

          Shay Assets Management, Inc. serves as the Investment Adviser of the Fund; PFPC Inc. serves as its administrator, transfer agent, dividend paying agent and shareholder servicing agent; and PFPC Trust Company is the custodian for the Fund.

INVESTMENT ADVISER

          Shay Assets Management, Inc. (the Fund's "Investment Adviser") makes investment decisions for the Fund and is responsible for placing purchase and sale orders for portfolio securities and other investments. Under the investment advisory agreement between the Investment Adviser and the Fund (the "Investment Advisory Agreement"), the Investment Adviser receives a fee from the Fund computed at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent the expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets during any fiscal year during the term of the Fund's agreement with the Investment Adviser. The Investment Advisory Agreement also provides for a reduction in the fee payable to the Investment Adviser to the extent the expenses of the Fund would exceed any applicable limit established pursuant to the statutes or regulations of any jurisdictions in which the Fund's shares are qualified for offer and sale. The total amounts paid by the Fund to the Investment Adviser and its predecessor, Shay Assets Management Co., for the years ended December 31, 1996, 1997 and 1998 in respect of investment advisory services were $216,493, $294,823 and $407,390, respectively, representing 0.61%, 0.67% and 0.73% of the Fund's average daily net assets (after all fee reductions and expense limitations). The Investment Adviser pays for the Fund's legal counsel to prepare the minutes of meetings of the Board of Directors and its committees.

          The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser to Asset Management Fund, Inc., a registered investment company comprising five fixed-income portfolios with aggregate net assets of approximately $1.3 billion at December 31, 1998, and to Institutional Investors Capital Appreciation Fund, Inc., a registered investment company with net assets of approximately $119 million as of December 31, 1998.

          The Investment Adviser, Shay Assets Management, Inc., is a Florida corporation that is controlled by Rodger D. Shay. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc., which is the holding company for the Fund's Investment Adviser and Distributor and certain other related companies engaged primarily in securities-related businesses. Rodger D. Shay is the majority stockholder of Shay Investment Services, Inc. The Investment Adviser's principal office is located at 230 West Monroe Street, Chicago, Illinois 60606. Shay Assets Management, Inc. (together with its predecessor, Shay Assets Management Co.) has served as the Fund's Investment Adviser since May 19, 1995. The Fund's current investment advisory agreement with Shay Assets Management, Inc. was approved by the shareholders of the Fund on November 13, 1997.

          Under the Investment Advisory Agreement, the Investment Adviser is not liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services, (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or (iii) reckless disregard by it of its obligations and duties under the agreement.

          The Investment Advisory Agreement will continue in effect from year to year, subject to termination by the Fund or the Investment Adviser as described below, if such continuance is approved at least annually by the vote of the Fund's Board of Directors and a majority of the directors of the Fund who are not "interested persons" of the Fund or of the Investment Adviser.

          The Investment Adviser may terminate the Investment Advisory Agreement upon 90 days' written notice to the Fund. The Investment Advisory Agreement can be terminated at any time without penalty by the Fund upon 30 days' written notice to the Investment Adviser. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

          Certain directors and officers of the Fund also are directors, officers or employees of the Investment Adviser and its affiliates. See "Officers and Directors of the Fund."

ADMINISTRATOR, TRANSFER AGENT, SHAREHOLDER SERVICING AGENT, DIVIDEND PAYING AGENT AND CUSTODIAN

          Administrator, Transfer Agent, Shareholder Servicing Agent and Dividend Paying Agent. PFPC Inc. ("PFPC"), P.O. Box 8905, Wilmington, Delaware 19899-8905, is the Fund's administrative agent. Pursuant to the terms of the Administration and Accounting Services Agreement between the Fund and PFPC, PFPC performs various administrative services for the Fund, including: (i) maintenance of the Fund's books and records; (ii) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Fund and (iii) computation of the Fund's net asset value for purposes of sales and redemptions of shares.

          The Fund pays PFPC for its services as administrator a fee computed at the annual rate of 0.10% of the first $200 million of the Fund's average net assets, 0.075% of the next $200 million of average net assets, with further reductions in the applicable rate for net assets in excess of $400 million, subject to a minimum annual charge of $80,400. The amounts paid to PFPC for the years ended December 31, 1996, 1997 and 1998 were $62,510, $60,300 and $60,300 after the fee waivers described below. PFPC also serves as the transfer agent, registrar, shareholder servicing agent and dividend paying agent for the Fund's shares and receives additional compensation in such capacities.

          PFPC has served in the foregoing capacities since May 19, 1995. An officer of PFPC also is an officer of the Fund. See "Officers and Directors of the Fund."

          Custodian. PFPC Trust Company ("PFPC Trust"), 17th & Chestnut Streets, Philadelphia, Pennsylvania, is the custodian of the Fund's investments. PFPC Trust and PFPC are affiliates of PNC Bank Corp. PFPC Trust (or its affiliate PNC Bank, N.A.) has served as the Fund's Custodian since May 19, 1995.

          Fee Waiver. The Fund's administrator and custodian agreed to waive a portion of their fees during the first year (which ended May 18, 1996) of their respective agreements with the Fund so that the aggregate fees payable by the Fund for their services would not exceed 0.25% of the Fund's average daily net assets, plus certain transaction charges and out-of-pocket costs. Since May 18, 1996, the administrator and transfer agent have waived a portion (25%) of the applicable minimum charges and have contractually agreed to continue this waiver through May 18, 2000.

DISTRIBUTOR

          Shay Financial Services, Inc. (the "Distributor") is the distributor of the Fund. The Distributor is a Florida corporation that is controlled by Rodger D. Shay, who is a Vice President of the Fund. The principal business address of the Distributor is 230 West Monroe Street, Chicago, IL 60606.

          The Fund has authorized the Distributor to undertake certain activities in connection with the continuous offer and sale of shares of the Fund, including informing potential investors about the Fund through written materials, seminars and personal contacts. The Distributor is obligated to use its best efforts to effect sales of shares of the Fund, but has no obligation to sell any particular number of shares. The Distributor does not receive any compensation from the Fund in connection with such activities.

          Certain directors and officers of the Fund also are directors, officers or employees of the Distributor and its affiliates. See "Officers and Directors of the Fund."

INDEPENDENT AUDITORS

          KPMG LLP, 1600 Market Street, Philadelphia, Pennsylvania, served as the Fund's independent auditors, and in that capacity audited the Fund's annual financial statements for the year ended December 31, 1998. Subject to stockholder approval at the 1999 Annual Meeting of Stockholders, the Board of Directors has approved Arthur Andersen LLP, 1601 Market Street, Philadelphia, Pennsylvania, to serve as the Fund's independent auditors for the year ended December 31, 1999.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

          The primary aim of the Fund in the allocation of portfolio transactions to various brokers is the attainment of best price and execution consistent with obtaining investment research services and statistical information at reasonable cost. The Investment Adviser is thus authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker. Transactions in portfolio securities were effected during the calendar year 1998 through a total of 3 brokers, drawn from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions and investment research and statistical information. A large majority of the Fund's portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed in the third market. Portfolio transactions in unlisted securities are executed in the over-the-counter market. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

          In 1998, brokerage commissions of $25,150 (attributable to purchases of $9,346,680 and proceeds from sales of $11,669,816) were paid to brokers who provided investment research and statistical information to the Investment Adviser. The research and statistical information provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Fund, the research and information tend to reduce the Investment Adviser's expenses. The Investment Adviser may use research services and statistical information furnished by brokers through which the Fund effects securities transactions in servicing all of its accounts, and the Investment Adviser may not use all such services in connection with the Fund. The total amounts of brokerage commissions paid in 1996, 1997 and 1998 were $36,281, $26,700 and $31,426, respectively. The
Investment Adviser monitors the reasonableness of commissions paid by the Fund based on its experience in the market, and the Board of Directors periodically reviews the reasonableness of such commissions as well. Brokerage commissions were lower in 1997 and in 1998 than in 1996 as fewer securities were required to be sold (which sales would have generated brokerage commissions) to meet redemption or other cash requirements.

          Neither the Fund nor any of its officers or directors, nor its Investment Adviser, is affiliated with any broker employed by the Fund in connection with the purchase or sale of portfolio securities or other investments. The Fund does not maintain joint or joint and several trading accounts in securities.

EXPENSES OF THE FUND

          The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Fund's Investment Adviser, administrator, transfer agent, shareholder servicing agent, dividend paying agent and custodian; brokerage fees and expenses; filing fees for the registration or qualification of the Fund's shares under federal or state securities laws; taxes; interest; the cost of liability insurance, fidelity bonds, indemnification expenses; legal and auditing fees and expenses; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund for violation of any law; expenses of preparing and printing prospectuses, proxy materials, reports and notices and of mailing the same to shareholders and regulatory authorities; the compensation and expenses of the Fund's directors and officers who are not affiliated with the Fund's Investment Adviser or administrative agent; and any extraordinary expenses incurred by the Fund. Annual and semi-annual reports to shareholders include a statement of operational expenses.

DESCRIPTION OF CAPITAL STOCK

          The Fund is authorized to issue five classes of shares, par value $.001 each. At present, shares of only one class are outstanding ("Class A"), and each Class A share represents a proportionate interest in the Fund's existing investment portfolio. Shares of other classes, if and when issued, would represent interests in other portfolios of investments which would be invested in accordance with the separate investment objectives, policies and restrictions that the Board of Directors may establish for such other portfolios. The investment return and net asset value of shares of each class would be determined separately from all other classes of shares and would be based upon the investment results of that class's separate portfolio. The Board of Directors may establish additional portfolios at any time. Each share has one vote on all matters submitted to a vote of the shareholders, except that shareholders of a particular portfolio would not be entitled to vote on matters which affect only the interests of other portfolios. Shareholders of each portfolio would vote separately as a class on all matters which affect their portfolio, unless the interests of each portfolio are substantially identical, in which case shareholders of all portfolios would vote in the aggregate. In the event of the liquidation or dissolution of the Fund, the shareholders of each portfolio would have priority over shareholders of all other portfolios with respect to the assets of their respective portfolios. They also would be entitled to receive a pro rata portion of the assets of that portfolio after provision for the debts and expenses relating to that portfolio. All shares of each class are entitled to share pro rata in all dividends and distributions paid on shares of that class, including liquidating dividends. Shareholders do not have any conversion or pre-emptive rights.

GENERAL INFORMATION

          Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or agreement or other document referred to are not necessarily complete. In each instance, reference is made to the copy of such contract, agreement or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 1998, including the notes thereto and the report of KPMG LLP, contained in the Fund's Annual Report to shareholders for the year ended December 31, 1998 (the "Annual Report") are incorporated herein by reference. Except as set forth above, this Statement of Additional Information does not incorporate any other portion of the Annual Report. KPMG LLP has audited such financial statements, and the financial statements are incorporated by reference in reliance on the report of KPMG LLP and the authority of such firm as experts in accounting and auditing.

          The Fund will provide a copy of the Annual Report without charge to each person to whom this Statement of Additional Information is delivered. Investors should direct requests to the Fund in writing c/o Shay Financial Services, Inc., 230 West Monroe Street, Chicago, IL 60606, or by telephone at 800-982-1846.